Contents of Significant Accounts - Inventories, Net (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2019 TWD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 TWD ($)
Classes of current inventories [abstract]
Raw materials	$ 5,102,571		$ 3,766,056
Supplies and spare parts	3,548,376		3,133,737
Work in process	11,309,718		10,034,488
Finished goods	1,754,137		1,268,838
Total	$ 21,714,802	$ 726,005	$ 18,203,119